UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2016

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2016, Thomas J. Lynch announced his retirement as Chief Executive Officer of TE Connectivity Ltd. (“the Company”) effective March 9, 2017.  On September 29, 2016, the Board of Directors of the Company appointed Terrence Curtin, who is currently the Company’s President, to succeed Mr. Lynch as Chief Executive Officer of the Company effective March 9, 2017.  Following his retirement as Chief Executive Officer, Mr. Lynch will continue as the Executive Chairman of the Company.

Effective October 3, 2016, Mr. Curtin’s annual base salary will be increased to $950,000 and his annual bonus target will be increased to 125% of base salary in accordance with the annual bonus plan then in effect for executive officers of the Company.

Mr. Curtin, 48, has been President of TE Connectivity since March 2015 and has served on the Board of Directors of TE Connectivity since March 2016.  Prior to serving as President, Mr. Curtin served as Executive Vice President and President, Industrial Solutions since August 2012 and he served as Executive Vice President and Chief Financial Officer from October 2006 through July 2012. Background information on Mr. Curtin can be found in the Company’s proxy statement filed with the Securities and Exchange Commission on January 13, 2016.

A copy of the press release announcing the retirement of Mr. Lynch as Chief Executive Officer and the promotion of Mr. Curtin is attached as Exhibit 99.1 and is incorporated herein by reference.

As previously disclosed in the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission on August 31, 2016 (the “Mitts 8-K”), the Company announced that Heath A. Mitts was appointed as the Company’s Executive Vice President and Chief Financial Officer, effective September 12, 2016.   On September 30, 2016, the Company entered into a formal employment contract with Mr. Mitts. Mr. Mitts’ employment contract memorializes the current terms and conditions of his employment with the Company as further explained in the Mitts’ 8-K.  In addition, under his employment contract, the notice period for a termination by the Company without cause can be up to twelve months, and Mr. Mitts will also receive twelve months’ pay as consideration for non-compete and non-solicitation covenants.  Mr. Mitts’ employment contract does not have a termination date.

The foregoing description of Mr. Mitts’ employment contract is qualified in its entirety by reference to Mr. Mitts’ employment contract attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description

10.1*	Employment Agreement between Heath A. Mitts and Tyco Electronics Corporation dated September 30, 2016

99.1	Press Release dated October 3, 2016

*  Management contract or compensatory plan or arrangement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2016	TE CONNECTIVITY LTD.

	By:	/s/ Harold G. Barksdale
Name: Harold G. Barksdale
Title: Corporate Secretary

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